SECOND AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 28, 2011 (the “Second Amendment”), is by and among LHC GROUP, INC., a Delaware corporation (the “Borrower”), the LENDERS, and CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association, individually as a Lender and as Administrative Agent, and CAPITAL ONE, NATIONAL ASSOCIATION, as sole bookrunner and sole lead arranger.

R E C I T A L S:

1.           The Borrower, JPMorgan Chase Bank, N.A., and Capital One, National Association, individually as a Lender and as Administrative Agent, are the parties to that certain Second Amended and Restated Credit Agreement dated as of October 12, 2010, as amended by First Amendment thereto dated October 29, 2010 (as so amended, the “Agreement”).

2.           The Borrower desires to borrow up to $1,500,000.00 pursuant to a real estate construction loan extended by American Bank & Trust Company in Opelousas, Louisiana.  The loan proceeds are to be used by Borrower to construct a building for Borrower’s business in Opelousas, Louisiana.

3.           Section 13.5 of the Agreement prohibits the $1,500,000.00 real estate construction loan and Section 13.4 of the Agreement prohibits the granting of a mortgage affecting Borrower’s immovable property in Opelousas by Borrower to American Bank & Trust Company.

4.           The Borrower, with the Guarantors’ consent, is requesting that the Agreement be amended to permit the construction loan and mortgage.

5.           Subject to the terms and conditions of this Second Amendment, the Lenders have agreed to such amendment.

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants hereinafter set forth and intending to be legally bound hereby, do hereby further amend the Agreement and agree as follows:

A.           Defined Terms.  Capitalized terms used herein which are defined or used in the Agreement are used herein with such meanings, except as may be otherwise expressly provided in this First Amendment.

B.           Amendment to Definitions.  The following new definition is hereby added to the Agreement:

“Second Amendment” The words “Second Amendment” shall mean that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of September 28, 2011 among the Borrower, the Lenders, and Capital One, National Association, a national banking association, individually as a Lender and as Administrative Agent, and Capital One, National Association, as sole bookrunner and sole lead arranger.

C.           Amendment to Section 13.4.  Section 13.4 of the Agreement is hereby amended and supplemented to include the following new provision as subpart (n) thereof:

(n)
Mortgage by Borrower in favor of American Bank & Trust Company as collateral for the $1,500,000.00 real estate construction loan that is referenced in Section 13.5(g) below, which mortgage will affect Borrower’s immovable property in Opelousas, Louisiana, all as more particularly described in the attached Exhibit A.

D.           Amendment to Section 13.5.  Section 13.5 of the Agreement is hereby amended and supplemented to include the following new provision as subpart (g) thereof:

(g)
Non-revolving construction loan in the aggregate principal amount of $1,500,000.00 extended by American Bank & Trust Company to Borrower for construction of a building in Opelousas, Louisiana, which loan will be secured by the mortgage referenced in Section 13.4(n) above.

E.           Conditions Precedent.  The obligations of the Lenders under the Agreement, as amended by this Second Amendment, shall be subject to the satisfaction of the following conditions precedent:  the Agent’s receipt of (i) this Second Amendment, executed by the Borrower and all of the Lenders, and acknowledged and consented to by the Guarantors; and (ii) copies of all other documents, instruments and certificates which the Agent, Lenders or their counsel may reasonably request in connection herewith.

F.           Confirmation of Related Documents.  It is the intention of the parties that all of the liens, privileges, priorities, and equities existing and to exist under and in accordance with the terms of the Collateral Documents are hereby renewed, extended, and carried forward as security for the Indebtedness.

G.           Representation.  On and as of the date hereof, and after giving effect to this Second Amendment, the Borrower confirms, reaffirms and restates the representations and warranties set forth in the Agreement; provided, that each reference to the Agreement herein shall be deemed to include the Agreement as amended by this Second Amendment. The Borrower also represents and warrants that no Default or Event of Default has occurred and is continuing under the Agreement.

H.           Amendments.  THE AGREEMENT AND THIS SECOND AMENDMENT ARE CREDIT OR LOAN AGREEMENTS AS DESCRIBED IN LA. R.S. 6:§1121, ET SEQ.  THERE ARE NO ORAL AGREEMENTS AMONG LENDERS OR AGENT AND

THE BORROWER.  THE AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS SET FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ALL PRIOR WRITTEN AND ORAL UNDERSTANDINGS BETWEEN THE PARTIES, WITH RESPECT TO THE MATTERS HEREIN AND THEREIN SET FORTH.  THE AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, CANNOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED BY ALL THE PARTIES.

I.           Waiver of Defenses.  In consideration of the Agent’s and the Lender’s execution of this Second Amendment, the Borrower does hereby irrevocably waive any and all claims and/or defenses to payment on any Indebtedness arising under the Agreement and owed by Borrower to Lenders that may exist as of the date of execution of this Second Amendment.

J.           Payment of Expenses.  The Borrower agrees to pay or reimburse the Agent for all legal fees and reasonable expenses of counsel to the Agent in connection with the transactions contemplated by this Second Amendment.

K.           Governing Law:  Counterparts.  This Second Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana.  This Second Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same instrument.

L.           Continued Effect.  Except as expressly modified herein, the Agreement, as amended by this Second Amendment, shall continue in full force and effect.  The Agreement, as amended by this Second Amendment, is hereby ratified and confirmed by the parties hereto.

M.           Resolutions/Consents.  The Borrower hereby certifies to Agent and the Lenders that all authorizations, consents, and resolutions previously delivered to the Agent and Lenders in connection with the Agreement remain in effect and the Agent and the Lenders may continue to rely on the same.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrower:

LHC GROUP, INC.
a Delaware corporation

By: /s/ Peter J. Roman
     Name:   Peter J. Roman
     Title:     Executive Vice President and Chief Financial Officer

Agent:

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Grant Guillotte
Name:  Grant Guillotte
Title:    Senior Vice President

Lenders:

CAPITAL ONE, NATIONAL ASSOCIATION

Line of Credit                                                                        By:  /s/ Grant Guillotte
Loan Commitment:  $40,000,000.00                                            Name:  Grant Guillotte
Percentage: 53%                                                                          Title:    Senior Vice President

JPMORGAN CHASE BANK, N.A.

Line of Credit                                                                        By: /s/ Angela Cole
Loan Commitment:  $35,000,000.00                                            Name:  Angela Cole
Percentage: 47%                                                                          Title:    Senior Vice President

Exhibit A

THAT CERTAIN PARCEL OF LAND (LISTED AS PARCEL #0102505600 WITH THE ST. LANDRY PARISH ASSESSOR) CONSISTING OF 8.492 AC, N OPELOUSAS CORPORATED LIMITS, S PAVY, E PARK VISTA, SUBDIV UNIT 4 W, OPELOUSAS GENERAL HOSPITAL IN SEC 102 & 150, T-6S R-4E 848578 R-37-906); PLAT 2.745 AC N PAVY & HEATHER DR, E PARK VISTA, UNIT IV W, HWY 182, IN SEC 150, 103, T-6S R-4E 604649 (DON 23-780).

PROPERTY IS FURTHER DESCRIBED AND IDENTIFIED AS:
LOT 1 (.629 AC), LOT 9 (.649 AC), LOT 12 (.652 AC), LOT 13 (.410 AC) LOT 14 (.479 AC), LOT 27 (.460 AC), LOT 28 (.383 AC), LOT 33, LOT 35 (54.68 X 98.46), LOT 36 (81.21 X 109.20), LOT C-1 (.706 AC), LOT C-2 (.847 AC) on the copy of the plat attached hereto as Exhibit A.”